04:56:40 PM                                             EXHIBIT 99. 5


                      MBNA MASTER CREDIT CARD TRUST 93-1

                           KEY PERFORMANCE FACTORS
                                      June, 1996



        Scheduled Maturity                                        9/15/98


        Coupon                                                    5.8000%


        Excess Protection Level
          3 Month Average                                           5.92%
        June, 1996                                                  6.31%
        May, 1996                                                   5.71%
        April, 1996                                                 5.75%


        Cash Yield                                                 17.98%


        Investor Charge Offs                                        3.77%


        Base Rate                                                   7.91%


        Over 35 Day Delinquency                                     4.25%


        Seller's Interest                                          21.46%


        Total Payment Rate                                         10.32%


        Total Principal Balance                         $8,997,920,307.50


        Investor Participation Amount                     $750,000,000.00


        Seller Participation Amount                     $1,931,253,640.81